UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025

Dillard’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6140	71-0388071
(Commission File Number)	(IRS Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

(501) 376-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DDS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Shareholders.

On August 19, 2025, Dillard’s, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) in Little Rock, Arkansas. At the Special Meeting, the stockholders of the Company approved the reincorporation of the Company from the State of Delaware to the State of Texas by conversion (the “Texas Reincorporation”) pursuant to a plan of conversion (the “Plan of Conversion”), as described in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting filed with the Securities and Exchange Commission on July 29, 2025 (the “Proxy Statement”).

On August 20, 2025, the Company filed (i) a certificate of conversion with the Secretary of State of the State of Delaware, (ii) certificate of conversion with the Secretary of State of the State of Texas, and (iii) a certificate of formation with the Secretary of State of the State of Texas (the “Texas Charter” and, collectively with the certificates of conversion described in the preceding clauses (i) and (ii), the “Conversion Documents”). Pursuant to the Conversion Documents, the Texas Reincorporation will become effective on August 31, 2025, at 10:59 p.m. Central Time (the “Effective Time”).

The following will occur at the Effective Time:

•	The Company’s domicile will change from the State of Delaware to the State of Texas.

•	The Company will continue in existence as a Texas corporation and we will continue to operate our business under the current name, “Dillard’s, Inc.” The Texas Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Reincorporation).

•	The affairs of the Company will cease to be governed by Delaware law and the Company’s existing certificate of incorporation (the “Delaware Charter”) and bylaws, and will instead be governed by Texas law, the Texas Charter and the bylaws approved by the Company’s board of directors (the “Texas Bylaws”).

•	Each outstanding share of Class A common stock, par value $0.01 per share, of the Delaware corporation (the “Delaware Corporation Class A Common Stock”) will automatically convert into one outstanding share of Class A common stock, par value $0.01 per share, of the Texas corporation (the “Texas Corporation Class A Common Stock”), and each outstanding share of Class B common stock, par value $0.01 per share, of the Delaware corporation (the “Delaware Corporation Class B Common Stock”) will automatically convert into one outstanding share of Class B common stock, par value $0.01 per share, of the Texas corporation. Stockholders will not need to exchange their existing stock certificates for new stock certificates.

•	There will be no interruption in trading. The Texas Corporation Class A Common Stock will be traded on the New York Stock Exchange under the symbol “DDS.”

•	All references to 5% Cumulative Preferred Stock, par value $100.00 per share, in the Delaware Charter will be eliminated, and the shares that were designated to such series will be cancelled and not available for reissuance.

•	Each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Delaware corporation is a party, or otherwise maintains, sponsors or contributes, will continue to be a plan or agreement of the Texas corporation on the same terms and conditions and any references to the Delaware corporation thereunder will mean the Texas corporation on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity security of the Delaware corporation, as of the Effective Time, automatically by virtue of the Texas Reincorporation and without any further action on the part of any person, such plan or agreement will be deemed to provide for the issuance, or be based on the value, of common stock or other equity security of the Texas corporation, respectively.

Certain rights of the Company’s stockholders will be changed as a result of the Texas Reincorporation. A more detailed description of the Plan of Conversion, the Texas Charter, the Texas Bylaws and the effects of the Texas Reincorporation is set forth in the Proxy Statement under “PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY TO THE STATE OF TEXAS BY CONVERSION,” which description is incorporated herein by reference. Copies of the Plan of Conversion, the Texas Charter and the Texas Bylaws are filed as Exhibits 2.1, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The description of the Special Meeting set forth under Item 3.03 is incorporated by reference into this Item 5.07. As of the record date for the Special Meeting, which was the close of business on July 25, 2025, there were 11,626,733 shares of Delaware Corporation Class A Common Stock, outstanding (each entitled to one vote per share) and 3,986,233 shares of Delaware Corporation Class B Common Stock outstanding. On August 19, 2025 at the Special Meeting, the stockholders of the Company approved the Texas Reincorporation by the following vote:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
12,791,756	1,477,174	2,330	0

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Plan of Conversion
3.1	Certificate of Formation of Dillard’s, Inc.
3.2	Bylaws of Dillard’s, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD’S, INC.

Date:	August 20, 2025	By:	/s/ Phillip R. Watts
		Name:	Phillip R. Watts
		Title:	Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer

		By:	/s/ Chris B. Johnson
		Name:	Chris B. Johnson
		Title:	Senior Vice President and Co-Principal Financial Officer